SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	0-20772 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (“Questcor” or the “Company”), in connection with the matters described herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated October 21, 2003, relating to the Company’s results for the quarter ended September 30, 2003, referred to in Item 12 below.

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, the Company announced via press release its results for the quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ TIMOTHY E. MORRIS Timothy E. Morris Chief Financial Officer